Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The components of income (loss) before provision for (benefit from) income taxes, determined by tax jurisdiction, are as follows:

	For the year ended December 31,
($ thousands)	2019	2018	2017
United Kingdom	35,401	195,629	(408,595)
United States	(301,307)	(363,507)	(1,173,601)
Italy	507,491	535,643	479,851
Other	43,182	(63,717)	125,420
	284,767	304,048	(976,925)

The provision for (benefit from) income taxes consists of:

	For the year ended December 31,
($ thousands)	2019	2018	2017
Current:
United Kingdom	1,803	3,579	733
United States	46,288	(12,028)	80,140
Italy	143,982	186,402	131,155
Other	49,329	45,942	54,823
	241,402	223,895	266,851
Deferred:
United Kingdom	(78)	(282)	4,366
United States	(68,789)	(20,900)	(175,539)
Italy	3,651	(3,186)	865
Other	(3,077)	(10,126)	(125,957)
	(68,293)	(34,494)	(296,265)
	173,109	189,401	(29,414)

Income taxes paid, net of refunds, were $235.4 million, $239.8 million, and $296.4 million in 2019, 2018, and 2017, respectively.

In 2017, the United States enacted into law the Tax Cuts and Jobs Act of 2017 (the "Tax Act") which resulted in significant changes to the U.S. corporate income tax system. Changes include, but are not limited to: a corporate tax rate decrease from 35% to 21% effective for tax years beginning after December 31, 2017; the transition of U.S. international taxation from a worldwide tax system to a modified territorial tax system; and a one-time transition tax on the mandatory deemed repatriation of cumulative foreign earnings (the "transition tax") as of December 31, 2017. In accordance with the Tax Act, we recorded a $114.2 million income tax benefit in the fourth quarter of 2017, the period in which the legislation was enacted. The total tax benefit included a $60.5 million tax expense related to the transition tax and a $174.7 million tax benefit related to the remeasurement of deferred tax assets and liabilities.

The Parent is a tax resident in the United Kingdom (the "U.K."). A reconciliation of the provision for (benefit from) income taxes, with the amount computed by applying the weighted-average rate of the U.K. statutory main corporation tax rates enacted in each of the Parent’s calendar year reporting periods to income (loss) before provision for (benefit from) income taxes is as follows:

	For the year ended December 31,
($ thousands)	2019	2018	2017
Income (loss) before provision for (benefit from) income taxes	284,767	304,048	(976,925)
United Kingdom statutory tax rate	19.00%	19.00%	19.25%
Statutory tax expense (benefit)	54,106	57,769	(188,058)

Base erosion and anti-abuse ("BEAT") tax	31,340	13,769	—
IRAP and state taxes	30,607	38,820	33,484
Non-deductible goodwill impairment	18,810	22,420	137,445
Foreign tax expense, net of U.S. federal benefit	13,585	14,930	14,500
Foreign tax and statutory rate differential (1)	10,805	48,040	(71,050)
Change in unrecognized tax benefits	6,637	9,166	20,624
GILTI tax	4,575	11,079	—
Change in valuation allowances	507	(13,723)	58,672
Italian allowance for corporate equity	(3,674)	(4,515)	(11,761)
Non-taxable foreign exchange gain	(3,744)	(12,384)	—
Non-taxable gains on investments	(6,225)	—	—
Italian tax settlement	—	16,664	—
Tax impact of Tax Act	—	(10,852)	(114,219)
Capital gain taxes on sale of Double Down Interactive LLC ("DoubleDown")	—	—	94,303
Other	15,780	(1,782)	(3,354)
	173,109	189,401	(29,414)

Effective tax rate	60.8%	62.3%	3.0%

 (1) Includes the effects of foreign subsidiaries' earnings taxed at rates other than the U.K. statutory rate

In 2019, our effective tax rate was higher than the U.K. statutory rate of 19.00% primarily due to the impact of the international provisions of the Tax Act (BEAT and GILTI), foreign rate differences, and a goodwill impairment with no associated tax benefit.

In 2018, our effective tax rate was higher than the U.K. statutory rate of 19.00% primarily due to the impact of the international provisions of the Tax Act (BEAT and GILTI), a goodwill impairment with no associated tax benefit, foreign rate differences, increases in uncertain tax positions, and the settlement of an Italian tax audit.

In 2017, our effective tax rate was higher than the U.K. statutory rate of 19.25% primarily due to a goodwill impairment with no associated tax benefit, capital gain taxes incurred on the sale of DoubleDown, a net increase in valuation allowances in the U.K. and other foreign jurisdictions, offset by a favorable net tax benefit recorded related to the impact of the Tax Act.

The components of deferred tax assets and liabilities are as follows:

	December 31,
($ thousands)	2019	2018
Deferred tax assets:
Net operating losses	175,342	226,249
Provisions not currently deductible for tax purposes	143,864	112,768
Section 163(j) interest limitation	93,522	75,778
Lease liabilities	79,328	—
Depreciation and amortization	43,034	49,548
Jackpot timing differences	40,550	42,651
Inventory reserves	3,437	10,497
Other	44,099	17,503
Gross deferred tax assets	623,176	534,994
Valuation allowance	(156,133)	(170,831)
Deferred tax assets, net of valuation allowance	467,043	364,163

Deferred tax liabilities:
Acquired intangible assets	536,244	589,993
Depreciation and amortization	175,254	157,260
Lease right-of-use assets	74,201	—
Other	21,058	24,876
Total deferred tax liabilities	806,757	772,129
Net deferred income tax liability	(339,714)	(407,966)

Our net deferred income taxes are recorded in the consolidated balance sheets as follows:

	December 31,
($ thousands)	2019	2018
Deferred income taxes - non-current asset	27,108	38,117
Deferred income taxes - non-current liability	(366,822)	(446,083)
	(339,714)	(407,966)

Net Operating Loss Carryforwards

We have a $813.4 million gross tax loss carryforward, of which $393.8 million relates to the U.K., $87.6 million relates to U.S. Federal, and $332.0 million relates to other foreign tax jurisdictions. Carryforwards in certain tax jurisdictions begin to expire in 2030, while others have an unlimited carryforward period. A valuation allowance has been provided on $703.3 million of the gross net operating loss carryforwards. Portions of the tax loss carryforwards are subject to annual limitations, including Section 382 of the U.S. Internal Revenue Code of 1986, as amended, for U.S. tax purposes, and similar provisions under other countries' laws. In addition, as of December 31, 2019, we had U.S. state tax net operating loss carryforwards, resulting in a deferred tax asset (net of U.S. federal tax benefit) of approximately $10.0 million. U.S. state tax net operating loss carryforwards generally expire in the years 2020 through 2039.

Valuation Allowance

A reconciliation of the valuation allowance is as follows:

	December 31,
($ thousands)	2019	2018	2017
Balance at beginning of year	170,831	184,554	151,653
Expiration of tax attributes	(15,205)	—	(25,771)
Net charges to (income) expense	507	(13,723)	58,672
Balance at end of year	156,133	170,831	184,554

The valuation allowance primarily relates to U.K. and foreign net operating losses that are not more likely than not expected to be realized. In assessing the need for a valuation allowance, we considered both positive and negative evidence for each jurisdiction including past operating results, estimates of future taxable income, and the feasibility of tax planning strategies. When we change our determination as to the amount of deferred tax assets that can be realized, the valuation allowance is adjusted with a corresponding impact to the provision for (benefit from) income taxes in the period in which such determination is made.

In December 2017, we recorded a valuation allowance on the U.K. net operating losses. The net operating losses were primarily due to significant foreign exchange losses relating to euro-denominated debt that is recorded on a U.S. dollar functional currency U.K. company.

For the years ended December 31, 2019 and December 31, 2018, we recorded a net valuation (decrease) increase of $(14.7) million and $13.7 million, respectively.

Accounting for Uncertainty in Income Taxes

A reconciliation of the unrecognized tax benefits is as follows:

	December 31,
($ thousands)	2019	2018	2017
Balance at beginning of year	26,635	20,975	14,340
Additions to tax positions - current year	717	11,947	479
Additions to tax positions - prior years	2,358	16,973	7,503
Reductions to tax positions - current year	—	—	(893)
Reductions to tax positions - prior years	—	(4,610)	(41)
Settlements	—	(17,238)	—
Lapses in statutes of limitations	(535)	(1,412)	(413)
Balance at end of year	29,175	26,635	20,975

At December 31, 2019, 2018, and 2017, $29.1 million, $26.6 million, and $16.6 million, respectively, of the unrecognized tax benefits, if recognized, would affect our effective tax rates.

We recognize interest expense and penalties related to income tax matters in the provision for income taxes. For 2019, 2018, and 2017, we recognized $4.7 million, $0.7 million, and $12.1 million, respectively, in interest expense, penalties, and inflationary adjustments. At December 31, 2019, 2018, and 2017, the gross balance of accrued interest and penalties was $21.2 million, $16.4 million, and $15.7 million, respectively.

Unrecognized tax benefits increased during 2019, 2018 and 2017 as a result of various international tax audits.

We file income tax returns in various jurisdictions of which the United Kingdom, United States, and Italy represent the major tax jurisdictions. All years prior to calendar year 2016 are closed with the IRS. As of December 31, 2019, we are subject to income tax audits in various tax jurisdictions globally, most significantly in Mexico and Italy.

Mexico Tax Audit

Based on a 2006 tax examination, the Company's Mexican subsidiary, GTECH Mexico S.A. de C.V., was issued an income tax assessment of approximately Mexican peso ("MXN") 425.0 million. The assessment relates to the denial of a deduction for cost of goods sold and the taxation of intercompany loan proceeds. The Company has unsuccessfully contested the two issues in the Mexican court system receiving unfavorable decisions by the Mexican Supreme Court in June 2017 and October 2019, respectively. As of December 31, 2019, based on the unfavorable decisions received, the Company has recorded a liability of MXN 463.9 million (approximately $24.5 million), which includes additional interest, penalties, and inflationary adjustments.

Italy Tax Audits

On December 21, 2017 and on March 29, 2018, the Italian Tax Authority issued a preliminary tax audit report for the 2014 and 2015 fiscal years, respectively. Both audit reports related to the reorganization of the Italian business and the merger of GTECH S.p.A. with and into the Parent effective from April 7, 2015, addressing (i) the non-deductibility of certain transaction costs, (ii) withholding taxes on bridge facility fees, and (iii) the redetermination of the taxable gains associated with the reorganization of the Italian business. The total income tax assessment for fiscal 2014 and fiscal 2015 was €13.2 million ($16.7 million), which has been settled and fully paid with the Italian Tax Authority as of December 31, 2018.